STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT ("Agreement") is entered into this 2nd day of November, 2005, by and among Anthony S. Walton, Peter M. Hilton, Tan Capital Advisers Ltd., Stephen J. Grist and Louis Tsu (collectively the "Purchasers"), Link Investment Holdings Ltd., a Bahamas corporation ("Link") and certain shareholders as set forth in Exhibit A of Access Devices Digital Ltd., a United Kingdom company ("ADDL") (hereinafter, such shareholders referred to as the "ADDL Parties"). For purposes of this Agreement, the ADDL Parties specifically disclaim that they are acting as partners, joint venturers or for any other common purpose, excepting as it relates to the execution of this Agreement as opposed to multiple similar instruments.

WHEREAS, Link agreed with the ADDL parties on February 11, 2005 to purchase their shares of ADDL for cash in three tranches.

WHEREAS, such agreement was never consummated.

WHEREAS, Link and the ADDL Parties intend now to rescind the agreement signed on February 11, 2005.

WHEREAS, the ADDL Parties own, collectively, 500,000 Ordinary Shares of ADDL, comprising 30% of its issued and outstanding Ordinary Shares (the "ADDL Ordinary Shares") and desire to exchange same for the Total Consideration, as described in the paragraph immediately below.

WHEREAS, the Purchasers, upon review of the constituent documents, financial statements and other relevant materials of ADDL, desire to acquire the Ordinary Shares referenced above from the ADDL Parties, and have agreed to exchange a combination of 12,000,000 (twelve million) shares of the Common Stock of Access Devices, Inc. (the "ADI Shares") and £250,000 (two hundred and fifty thousand pounds sterling) (the "Monetary Consideration" and together with the ADI Shares the "Total Consideration") to the ADDL Parties in exchange for the ADDL Ordinary Shares; said Total Consideration shall be issued to the ADDL Parties in the ratio of 24 ADI shares and £0.50 for each ADDL Ordinary Share, their respective holdings of which are set forth in the Schedule attached hereto as Exhibit A, or in such other distribution as the ADDL Parties may agree among themselves.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and subject to the accuracy of the representations and warranties of the parties, the parties hereto agree as follows:

I.

SALE AND PURCHASE OF THE SHARES

1.1 Terms of Exchange. Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 1.2 below), the Purchasers and the ADDL Parties agree to exchange the Total Consideration for the ADDL Ordinary Shares.

1.2 Closing. The purchase shall be consummated at a closing ("Closing") to take place at 11 o'clock, at the 6th floor, 58 Uxbridge Road, London W5 2ST on December 9th, 2005, ("Closing Date").

1.3 Other Agreements. At the Closing, the indicated parties hereby terminate the Minority Shareholder Acquisition Agreement entered into between the Link and the ADDL Parties on February 11, 2005, in accordance with clause 3 (2) (c) of such agreement.

II.

CLOSING

2.1 Obligations of the ADDL Parties. At Closing the ADDL Parties shall transfer the ADDL Ordinary Shares as per Schedule A to the Purchasers as per Schedule B by:

(a) executing and delivering all relevant documents of title in respect of the ADDL Ordinary Shares to the Purchasers; and

(b) delivering to the Purchasers any form of consent or waiver required from the vendors to enable the transfer of the ADDL Ordinary Shares to be registered in the name of the Purchasers as per Schedule B.

2.2 Obligations of the Purchasers. At Closing the Purchasers shall transfer the Total Consideration to the ADDL Parties per Schedule A by:

(a) executing and delivering all relevant irrevocable stock powers in respect of the ADI Shares to the transfer agent of Access Devices, Inc.;

(b) transferring the Monetary Consideration to a solicitors' client account to be nominated in writing by the ADDL parties.

2.3 Deferral of Closing. If any of the provisions of 2.1 or 2.2 above are not complied with on the date for Closing, the party not in default may (without prejudice to its other rights and remedies):

(a) defer Closing to any chosen date (and so that the provisions of this sub-clause II shall apply to the Closing as so deferred); or

(b) proceed to Closing so far as practicable (without prejudice to its rights hereunder); or

(c) rescind the contract of sale.

III.

REPRESENTATIONS AND WARRANTIES

3.1 **Representations and Warranties of The Purchasers.** The Purchasers represent and warrant to the ADDL Parties as follows:

(a) **Authority.** The Purchasers have full power and lawful authority to execute and deliver the ADI Shares and to consummate and perform the transaction contemplated hereby. This Agreement constitutes (or shall, upon execution, constitute) a valid and legally binding obligation upon the Purchasers, subject to the conditions precedent set forth below, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement by the Purchasers, nor the consummation and performance of the transaction contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement to which the Purchasers are a party, either individually as as a group, or by which the Purchasers or any of their respective properties or assets are bound or affected.

(b) **Title to ADI Shares.** As of the date of entering into this Agreement, the Purchasers hereby represent and warrant and the ADDL Parties acknowledge that the Purchasers are not the owners beneficially or of record of any number of shares of Common Stock of Access Devices, Inc. Between the date of entering into this Agreement and Closing, the Purchasers shall use reasonable endeavours to enter into an agreement with Board of Directors of Access Devices, Inc. in order to acquire at least the necessary number of shares of Common Stock of Access Devices, Inc. in order to consummate this Agreement. The ADDL Parties acknowledge that it is possible that the Purchasers may be unable to enter into such agreement and that this Agreement will consequently be frustrated. At Closing, the Purchasers shall own of record and beneficially at least twelve (12) million shares of Common Stock of Access Devices, Inc. free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the ADI Shares to the ADDL Parties. No person has any preemptive rights or rights of first refusal with respect to any of the ADI Shares. At Closing there will exist no voting agreement, voting trust, or outstanding proxy with respect to any of the ADI

Shares. At Closing there will be no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the ADI Shares.

(c) **Other representations.** As of the date of entering into this Agreement, the Purchasers hereby represent that, to the best of their knowledge Access Devices, Inc.: is properly incorporated and is in good standing with all relevant regulatory authorities; it has all necessary authorisations and licences to carry on business; that the shares are all validly issued and capable of being traded without restriction; the accounts are up to date in accordance with all the relevant accounting principles and no business out of the ordinary course has been carried on.

3.2 **Representations and Warranties of ADDL Parties.** The ADDL Parties represent and warrant to the Purchasers as follows:

(a) **Authority.** The ADDL Parties have full power and lawful authority to execute this Agreement and to consummate and perform the transaction contemplated hereby. The Agreement constitutes (or shall, upon execution, constitute) a valid and legally binding obligation upon the ADDL Parties, enforceable in accordance with its terms. Neither the execution and delivery of the Agreement by the ADDL Parties, nor the consummation and performance of the transaction contemplated hereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which ADDL Parties are party or by which the ADDL Parties or any of their properties or assets are bound or affected.

(b) **Title to the Shares.** At Closing, the ADDL Parties shall own of record and beneficially 500,000 Ordinary Shares in ADDL, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the ADDL Ordinary Shares to the Purchasers. No person has any preemptive rights or rights of first refusal with respect to any of the ADDL Ordinary Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the ADDL Ordinary Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the ADDL Ordinary Shares.

IV.

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ADDL PARTIES TO CLOSE

The obligation of the ADDL Parties to close the Transaction contemplated hereby is subject to the fulfillment by the Purchasers prior to Closing of each of the following conditions, which may be waived in whole or in part by the ADDL Parties:

4.1 Compliance with Representations, Warranties and Covenants. The representations and warranties of the Purchasers contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. The Purchasers shall have performed all agreements, covenants and conditions required to be performed by them prior to the Closing.

4.2 No Legal Proceedings. No suit, action or other legal or administrative proceeding before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the transaction contemplated hereby.

4.3 Agreement for the issuance of shares in Access Devices Inc. The Purchasers shall have obtained from Access Devices, Inc. a number of shares of common stock at least equivalent to the ADI Shares.

V.

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS TO CLOSE

The obligation of the Purchasers to close this transaction is subject to the fulfillment prior to Closing of each of the following conditions, any of which may be waived in whole or in part by the Purchasers:

5.1 Compliance with Representations, Warranties and Covenants. The representations and warranties made by the ADDL Parties in this Agreement shall have been true and correct when made and shall be true and correct in all material respects at the Closing with the same force and effect as if made at the Closing, and the ADDL Parties shall have performed all Agreements, covenants and conditions required to be performed by the ADDL Parties prior to the Closing.

5.2 No Legal Proceedings. No suit, action or other legal or administrative proceedings before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the transaction contemplated hereby.

5.3 Agreement of all the ADDL Parties to this Stock Exchange Agreement. Agreement shall have been obtained from 100% of the ADDL parties to execute this Stock Exchange Agreement.

VI.

MODIFICATION, WAIVERS, TERMINATION AND EXPENSES

6.1 Modification. The ADDL Parties and the Purchasers may amend, modify or supplement this Agreement in any manner as they may mutually agree in writing.

6.2 Waivers. The ADDL Parties and the Purchasers may extend the time for or waive compliance by the other with any of the covenants or conditions of the other contained herein in writing.

6.3 Termination and Abandonment. This Agreement may be terminated and the exchange of the Total Consideration for the ADDL Ordinary Shares may be abandoned before the Closing:

(a) By the mutual consent of the Purchasers and the ADDL Parties;

(b) By the ADDL Parties, if the representations and warranties of the Purchasers set forth herein shall not be accurate, or the conditions precedent set forth in Article IV shall have not have been satisfied, in all material respects;

(c) By the Purchasers, in the event that they are unable to conclude an agreement with the Board of Directors of Access Devices, Inc. for the issuance of sufficient shares of Common Stock of Access Devices, Inc. for the consummation of this Agreement.

(d) By the Purchasers, if the representations and warranties of the ADDL Parties set forth herein shall not be accurate, or the conditions precedent set forth in Article V shall not have been satisfied in all material respects.

Termination shall be effective on the date of receipt of written notice specifying the reasons therefor.

The ADDL Parties hereby agree that, in the event of termination of this Agreement by either party as a direct or indirect consequence of the Purchasers' inability to enter into an agreement to acquire sufficient shares of Common Stock of Access Devices, Inc., the ADDL Parties shall have no further right or remedy against the Purchasers and the ADDL Parties hereby specifically agree to refrain from taking any action against the Purchasers for any failure to consummate this Agreement.

VII.

MISCELLANEOUS

7.1 Representations and Warranties to Survive. Unless otherwise provided, all of the representations and warranties contained in this Agreement and in any certificate, exhibit or other document delivered pursuant to this Agreement shall survive the Closing for a period of one (1) year. No investigation made by any party hereto or their representatives shall constitute a waiver of any representation or warranty, and no such representation or warranty shall be merged into the Closing.

7.2 Binding Effect of the Agreement. This Agreement and the certificates and other instruments delivered by or on behalf of the parties pursuant thereto, constitute the entire agreement between the parties. The terms and conditions of the Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in the Agreement, expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns.

7.3 Applicable Law. This Agreement is made pursuant to, and will be construed under, the laws of England and Wales.

7.4 Notices. All notices, requests, demands and other communications hereunder shall be in writing and will be deemed to have been duly given when delivered or mailed, first class postage prepaid:

(a) If to the Purchasers, to:

Anthony S. Walton
c/o 6th floor, 58 Uxbridge Road
London
W5 2ST

(b) If to Link Investment Holdings Ltd., to:

Alex Dann
Link Investment Holdings Ltd.
1 Grosvenor Crescent
London SW1X 7EF

(c) If to the ADDL Parties, to:

emw Law
Seckloe House,
101 North 13th Street,
Central Milton Keynes,
MK9 3NX

These addresses may be changed from time to time by written notice to the other parties.

7.5 **Headings.** The headings contained in this Agreement are for reference only and will not affect in any way the meaning or interpretation of this Agreement.

7.6 **Severability.** If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this Agreement shall be given effect to the maximum extent then permitted by law.

7.7 **Expenses.** Each party shall pay all fees and expenses incurred by it incident to this Agreement and in connection with the consummation of all transaction contemplated by this Agreement.

7.8 **Counterparts.** This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement on the date first written above.

APPROVED AND AGREED:

The Purchasers

By: Anthony S. Walton

2/11/05

Date of Execution

By: Peter Hilton

2/11/05

Date of Execution

By: Stephen Grist

2/11/05

Date of Execution

By: Tan Capital Partners

Date of Execution

By: Louis Tsu

2/11/2005

Date of Execution

APPROVED AND AGREED:

Link Investment Holdings Ltd.

By: Alex Dann

Date of Execution

IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement on the date first written above.

APPROVED AND AGREED:
The Purchasers

By: Anthony S. Walton

Date of Execution

By: Peter Hilton

Date of Execution

By: Stephen Grist

Date of Execution

By: Tan Capital Advisors Ltd.
For & on behalf of SAVA Capital Holdings Ltd.

8/11/05
Date of Execution

By: Louis Tsu

Date of Execution

APPROVED AND AGREED:
Link Investment Holdings Ltd.

By: Alex Dann

Date of Execution

IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement on the date first written above.

APPROVED AND AGREED:
The Purchasers

By: Anthony S. Walton

2/11/05.
Date of Execution

By: Stephen Grist

2/11/05
Date of Execution

By: Louis Tsu

Date of Execution

By: Peter Hilton

2/11/05
Date of Execution

By: Tan Capital Partners

Date of Execution

APPROVED AND AGREED:
Link Investment Holdings Ltd.

By: Alex Dann

2/11/05.
Date of Execution

Leslie, Thomas Coutts

Wiseman, Valerie

Liddle, D M

Zant-Boer, Ian

Liddle, David K

Leslie, Thomas Coutts

Liddle, D M

Liddle, David K

Wiseman, Valerie

Zant-Boer, Ian

ADDL PARTIES SIGNATURE PAGE

APPROVED AND AGREED BY:

Archbold, John K	Masterman, Joan
Bass, Jean Edith and John Charles	Michael Masterman, for Symall Pty Ltd.
Beronia Investments Limited	Oakley, Rachel M
Brown, Edmund Raphael	Oakley, Raymond Edward
Colman, Derek	Oakley, Robert A
Gooding, John	Rokos, Chris
Harris-Dowsett, Damien	Rokos, George H S
HDS Design Consultants	Singh, Bhajan
Holland, Peter G	Stewart, Andrew K J
Howard, Anthony M	Surace, Guiseppe
Kettel, Robert	Wiseman, James C

ADDL PARTIES SIGNATURE PAGE
APPROVED AND AGREED BY:

Archbold, John K	Masterman, Joan
Bass, Jean Edith and John Charles	Michael Masterman, for Symall Pty Ltd.
Beronia Investments Limited	Oakley, Rachel M
Brown, Edmund Raphael	Oakley, Raymond Edward
Colman, Derek	Oakley, Robert A
Gooding, John	Rokos, Chris
Harris-Dowsett, Damien	George Hefley Stone Rokos, George H S
HDS Design Consultants	Singh, Bhajan
Holland, Peter G	Stewart, Andrew K J
Howard, Anthony M	Surace, Guiseppe
Kettel, Robert	Wiseman, James C

ADDL PARTIES SIGNATURE PAGE
APPROVED AND AGREED BY:

Archbold, John K

Bass, Jean Edith and John Charles

Beronia Investments Limited

Brown, Edmund Raphael

Colman, Derek

Gooding, John

Harris-Dowsett, Damien

HDS Design Consultants

Holland, Peter G

Howard, Anthony M

Kettel, Robert

Masterman, Joan

Michael Masterman, for Symail Pty Ltd.

Oakley, Rachel M

Oakley, Raymond Edward

Oakley, Robert A

Rokos, Chris

Rokos, George H S

Singh, Bhajan

Stewart, Andrew K J

Surace, Guiseppe

Wiseman, James C

ADDL PARTIES SIGNATURE PAGE
APPROVED AND AGREED BY:

Archbold, John K

Bass, Jean Edith and John Charles

Beronia Investments Limited

Brown, Edmund Raphael

Colman, Derek

Gooding, John

Harris-Dowsett, Damien

HDS Design Consultants

Holland, Peter G

Howard, Anthony M

Masterman, Joan

Masterman, Michael George

Oakley, Rachel M

Oakley, Raymond Edward

Oakley, Robert A

Rokos, Chris

Rokos, George H S

Singh, Bhajan

Stewart, Andrew K J

Surace, Guiseppe

ADDL PARTIES SIGNATURE PAGE

APPROVED AND AGREED BY:

Archbold, John K	Masterman, Joan
Bass, Jean Edith and John Charles	Masterman, Michael George
Beronia Investments Limited	Rachael Oakley. Oakley, Rachael M
Brown, Edmund Raphael	R. E. Oak Oakley, Raymond Edward
Colman, Derek	Oakley, Robert A
Gooding, John	Rokos, Chris
Harris-Dowsett, Damien	Rokos, George H S
HDS Design Consultants	Singh, Bhajan
Holland, Peter G	Stewart, Andrew K J
Howard, Anthony M	Surace, Guiseppe
Kettel, Robert	Wiseman, James C

Leslie, Thomas Coutts

Wiseman, Valerie

Liddle, D M

Zant-Boer, Ian

Liddle, David K

Leslie, Thomas Coutts

Liddle, D M

Liddle, David K

Wiseman, Valerie

Zant-Boer, Ian

ADDL PARTIES SIGNATURE PAGE
APPROVED AND AGREED BY:

____
Archbold, John K

____
Bass, Jean Edith and John Charles

____
Beronia Investments Limited

____
Brown, Edmund Raphael

____
Colman, Derek

____
Gooding, John

____
Harris-Dowsett, Damien

____
HDS Design Consultants

____
Holland, Peter G

____
Howard, Anthony M

R. Kettel
____
Kettel, Robert

____
Masterman, Joan

____
Masterman, Michael George

____
Oakley, Rachel M

____
Oakley, Raymond Edward

____
Oakley, Robert A

____
Rokos, Chris

____
Rokos, George H S

____
Singh, Bhajan

____
Stewart, Andrew K J

____
Surace, Guiseppe

____
Wiseman, James C

ADDL PARTIES SIGNATURE PAGE

APPROVED AND AGREED BY:

Archbold, John K

Bass, Jean Edith and John Charles

Beronia Investments Limited

Brown, Edmund Raphael

Colman, Derek

Gooding, John

Harris-Dowsett, Damien

HDS Design Consultants

Holland, Peter G

Howard, Anthony M

Kettel, Robert

Masterman, Joan

Masterman, Michael George

Oakley, Rachel M

Oakley, Raymond Edward

Oakley, Robert A

Rokos, Chris

Rokos, George H S

Singh, Bhajan

Stewart, Andrew K J

Surace, Guiseppe

Wiseman, James C

ADDL PARTIES SIGNATURE PAGE
APPROVED AND AGREED BY:

Archbold, John K

Bass, Jean Edith and John Charles

Beronia Investments Limited

Brown, Edmund Raphael

Colman, Derek

Gooding, John

Harris-Dowsett, Damien

HDS Design Consultants

Holland, Peter G

Howard, Anthony M

Kettel, Robert

Masterman, Joan

Michael Masterman, for Symall Pty Ltd.

Oakley, Rachel M

Oakley, Raymond Edward

Oakley, Robert A

Rokos, Chris

Rokos, George H S

Singh, Bhajan

Stewart, Andrew K J

Surace, Guiseppe

Wiseman, James C

ADDL PARTIES SIGNATURE PAGE
APPROVED AND AGREED BY:

____
Archbold, John K

____
Bass, Jean Edith and John Charles

____
Beronia Investments Limited

____
Brown, Edmund Raphael

____
Colman, Derek

____
Gooding, John

____
Harris-Dowsett, Damien

____
HDS Design Consultants

____
Holland, Peter G

____
Howard, Anthony M

____
Kettel, Robert

____
Masterman, Joan

____
Michael Masterman, for Symall Pty Ltd.

____
Oakley, Rachel M

____
Oakley, Raymond Edward

____
Oakley, Robert A

____
Rokos, Chris

____
Rokos, George H S

____
Singh, Bhajan

____
Stewart, Andrew K J

____
Surace, Guiseppe

____
Wiseman, James C

ADDL PARTIES SIGNATURE PAGE
APPROVED AND AGREED BY:

Archbold, John K

Bass, Jean Edith and John Charles

Beronia Investments Limited

Brown, Edmund Raphael

Colman, Derek

Gooding, John

Harris-Dowsett, Damien

HDS Design Consultants

Holland, Peter G

Howard, Anthony M

Kettel, Robert

Masterman, Joan

Michael Masterman, for Symall Pty Ltd.

Oakley, Rachel M

Oakley, Raymond Edward

Oakley, Robert A

Rokos, Chris

Rokos, George H S

Singh, Bhajan

Stewart, Andrew K J

Surace, Guiseppe

Wiseman, James C

ADDL PARTIES SIGNATURE PAGE

APPROVED AND AGREED BY:

Archbold, John K

Bass, Jean Edith and John Charles

Beronia Investments Limited

Brown, Edmund Raphael

Colman, Derek

Gooding, John

Harris-Dowsett, Damien

HDS Design Consultants

Holland, Peter G

Howard, Anthony M

Kettel, Robert

Masterman, Joan

Michael Masterman, for Symall Pty Ltd.

Oakley, Rachel M

Oakley, Raymond Edward

Oakley, Robert A

Rokos, Chris

Rokos, George H S

Singh, Bhajan

Stewart, Andrew K J

Surace, Guiseppe

Wiseman, James C

ADDL PARTIES SIGNATURE PAGE
APPROVED AND AGREED BY:

____
Archbold, John K

John Charles Bass
for Edith Bass
____
Bass, Jean Edith and John Charles

____
Beronia Investments Limited

____
Brown, Edmund Raphael

____
Colman, Derek

____
Gooding, John

____
Harris-Dowsett, Damien

____
HDS Design Consultants

____
Holland, Peter G

____
Howard, Anthony M

____
Kettel, Robert

____
Masterman, Joan

____
Michael Masterman, for Symall Pty Ltd.

____
Oakley, Rachel M

____
Oakley, Raymond Edward

____
Oakley, Robert A

____
Rokos, Chris

____
Rokos, George H S

____
Singh, Bhajan

____
Stewart, Andrew K J

____
Surace, Guiseppe

____
Wiseman, James C

ADDL PARTIES SIGNATURE PAGE

APPROVED AND AGREED BY:

Archbold, John K	Masterman, Joan
Bass, Jean Edith and John Charles	Masterman, Michael George
Beronia Investments Limited	Oakley, Rachel M
Brown, Edmund Raphael	Oakley, Raymond Edward
Colman, Derek	Oakley, Robert A
Gooding, John	Rokos, Chris
Harris-Dowsett, Damien	Rokos, George H S
HDS Design Consultants	Singh, Bhajan
Holland, Peter G	Stewart, Andrew K J
Howard, Anthony M	Surace, Guiseppe

STEVE GUST

HERE ARE 17 PAGES OF SIGNATURES!

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